EXHIBIT 10.5

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying 10-QSB of CYPOST CORPORATION. for the JUNE 2002, JAVAN KHAZALI, (CHIEF EXECUTIVE OFFICER) of CYPOST CORPORATION, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) such 10-QSB of CYPOST CORPORATION for the JUNE 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such 10-QSB of CYPOST CORPORATION for the JUNE 2002, fairly presents, in all material respects, the financial condition and results of operations of CYPOST CORPORATION.



                                                     /s/ Javan Khazali
                                                     -------------------
                                                     JAVAN KHAZALI
                                                     Chief  Executive  Officer

Date:Aug  14,  2002


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